UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07209

T. Rowe Price Value Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

Item 1: Report to Shareholders

Value Fund	December 31, 2010

The views and opinions in this report were current as of December 31, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

By relying on the conviction that underpins each of the stocks we select for your fund, we believe that often the best strategy during periods of uncertainty is to simply stay the course—2010 was a year in which patiently weathering some midyear market jitters and retaining the Value Fund’s cyclical positioning clearly paid off. The S&P 500 Index ended the year up 15.06%, which is impressive considering the first half of the year returned -6.65% as investors feared that the economic recovery was slowing.

Your fund fully participated in the rally. For the year, your fund posted returns of 15.96%, which compares favorably with the return for both the S&P 500 and the Lipper Multi-Cap Value Funds Index. Our return for the second half of 2010 was 23.37%, which was roughly in line with the return of the S&P 500 and compares favorably with the Lipper Multi-Cap Value Funds Index. (Performance for the Advisor Class shares varied due to its different fee structure.) As we noted in the June 30, 2010, semi-annual report, Lipper reclassified our fund as “multi-cap value” rather than “multi-cap core.” We continue to view ourselves as value investors and, as such, believe that the Lipper Multi-Cap Value Funds Index is the most relevant index against which to measure our performance.

For the period since your fund’s inception in 1994, it has outpaced both the market and the Lipper Multi-Cap Value Funds Index by posting an annualized gain of 10.48% as compared with the S&P 500’s gain of 8.33% and the Lipper index’s gain of 7.94%. (Annualized returns for the fund were 15.96%, 2.94%, and 4.56% for 1-, 5-, and 10-year periods ended December 31, 2010, respectively. Annualized returns were 15.06%, 2.29%, and 1.41% for the S&P 500 Index and 14.54%, 0.93%, and 3.56% for the Lipper index over the 1-, 5-, and 10-year periods ended December 31, 2010, respectively. Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. To obtain the most recent month-end performance, please call 1-800-225-5132 or go to troweprice.com. The fund’s expense ratio was 0.91% as of its fiscal year ended December 31, 2009.)

PORTFOLIO REVIEW

Signs of renewed economic strength later in the year suggested that the recovery remained on track, and the markets soundly responded, with the S&P 500 increasing over 23% during the last six months of the year. Both the business services and manufacturing sectors continued to expand, and consumers appeared to regain some confidence as they increased their spending. However, two dark clouds still hovered over the U.S. economic horizon. The housing sector continued to languish, with sales and new home construction mired at trough levels, and home prices remained depressed across the country. Also, rising corporate profits failed to boost the weak labor market as private employers added jobs throughout most of the year but at such a meager pace that unemployment remained near 10%.

The continued weakness in the job market encouraged further government stimulus, both monetary and fiscal. After weak performance throughout much of the summer, stocks began climbing again in late August amid optimism for new stimulus measures, which finally materialized in November. Fed officials announced a plan to buy $600 billion of longer-term Treasuries by mid-2011 in an effort to lower borrowing costs and add liquidity to the financial system. In December, stocks continued to rise as the White House and Congressional Republicans announced a deal to continue existing tax rates, extend unemployment benefits, and introduce a new payroll tax cut.

Renewed confidence in a continued economic recovery helped propel more economically sensitive sectors, including consumer discretionary, energy, financials, and industrials. Your fund was well positioned for the shift in sentiment, with significant positions in each of these sectors.

Holdings in the consumer discretionary sector had the greatest impact on performance, resulting from a combination of stock selection and the fund’s significant weight in the sector. Media industry holdings provided particularly strong results, as Liberty Media Capital, Cablevision, and Time Warner Cable were among the fund’s largest contributors for the year. Discovery Communications, provider of cable content such as the Discovery Channel, TLC, and Animal Planet, also aided performance. (Please refer to the fund’s portfolio of investments for a complete listing of our holdings and the amount each represents in the portfolio.)

Chevron and Murphy Oil were also top contributors as the price of oil increased in anticipation of economic growth, both domestically and abroad. The valuations of these stocks remain compelling despite the recent rise in oil prices. Peabody Energy and Spectra Energy also helped performance. Peabody Energy, the largest coal company in the world, has benefited from increased coal demand in Asia and stronger pricing as additional regulatory oversight has constricted the supply of coal coming out of the eastern U.S. Spectra Energy operates natural gas processing plants that remove valuable oil substitutes, such as propane and butane, from natural gas. Spectra benefits from a widening price spread between oil and natural gas, which persisted throughout the year.

Financial stocks, the focal point of the 2008 recession, provided strong overall results for the year as firms improved their balance sheets and capital positions through a steady stream of equity issuances. Your fund participated in several of these equity offerings, including Wells Fargo and Citigroup, most of which generated solid returns. KeyCorp, SunTrust, and U.S. Bancorp also rebounded as investors’ optimism about future earning potential replaced fears of capital adequacy and increased regulatory oversight. Moody’s, a new holding for the fund, aided performance as record bond issuance led to improved operating results. In addition, investors began to recognize that the rating agencies’ critical role in the financial industry could not easily be replaced, and any legal challenges that Moody’s faces should be manageable.

Finally, the fund’s holdings in the industrials sector had a few stand-outs, including GE, Fluor, and Honeywell International. A common theme benefiting all three of these companies was the continued economic recovery punctuated by increased industrial activity both domestically and abroad.

While no individual sector detracted from the fund’s overall performance for the year, there were a few holdings in varying industries that performed poorly. Total, an international integrated oil company, declined as production growth remained in question and rising oil prices continued to squeeze operating margins in its refining unit. We believe that the negative sentiment surrounding Total should now be reflected in the stock. Bank of America suffered sharp declines as it became the poster child for mortgage repurchase risk; however, we believe this risk is manageable and continue to hold Bank of America. H&R Block was the fund’s worst performer during 2010 as unemployment remained elevated and U.S. income tax filings suffered their largest two-year decline in more than 50 years. Competition from online tax filing companies has also hurt Block’s results. We believe the challenges facing Block are largely cyclical and that the company should recover as the employment picture brightens and tax return filings increase. Finally, St. Joe, a Florida-based real estate management company, has struggled after last spring’s oil spill in the Gulf of Mexico and continued weakness in the Florida housing market. We expect the recently opened Panama City airport to help deliver renewed interest in St. Joe’s unique land holdings.

PORTFOLIO STRATEGY AND CHANGES

To place our portfolio changes in perspective, we believe it is important to review the investment strategy we use in managing your fund. Our focus is to invest in companies with both attractive relative valuations and favorable long-term fundamental characteristics. We view ourselves as investors, not speculators, and we have a longer-term time horizon when we make our investment decisions. Indeed, our portfolio turnover has been consistently lower than the average of our peers.

We focus a great deal on understanding both the return potential and the risk associated with a given company when selecting the appropriate investments for your portfolio. Our approach is predicated on identifying companies where we believe the investment’s implicit upside is significantly greater than its inherent risk. We have a particular affinity for companies that generate strong free cash flow and are trading at a discount to our estimated sum-of-the-parts valuation. While we may not always be right, if we can limit our downside by successfully identifying companies with asymmetric risk/return potential, then we should have the potential to outperform the market and our peer universe over time.

During 2010 the market experienced significant volatility as the pace of economic growth was called into question. We find that it is often the case that excess volatility creates attractive investment opportunities, and we have used these periods to selectively add to your fund’s holdings. We opportunistically increased the fund’s position in several higher-quality companies, including Pfizer, Wells Fargo, Chevron, and JPMorgan Chase. In addition, we initiated positions in Moody’s, Peabody Energy, Applied Materials, and Exelon at very attractive valuation levels.

Like most large pharmaceutical companies, Pfizer faces several key patent expirations over the next few years, including the highly profitable cholesterol drug Lipitor. Pfizer shares are trading near historically low valuations, despite the fact that the company continues to generate ample cash flow to pay its dividend and return additional capital to shareholders. Through its acquisition of Wyeth, Pfizer has also improved its product pipeline.

We also added to Wells Fargo and JPMorgan as the financials sector came under pressure, reflecting investor fears over increased regulation and potential mortgage repurchase obligations. We believe that both companies have modest exposure to mortgage repurchases, and we are comforted by our view that each is a well-managed bank that gained market share following the 2008 financial crisis.

Chevron remains one of the few major oil companies that should demonstrate increased production over the next few years, yet it trades at a meaningful discount to its peers and offers a solid dividend. In addition, we believe that Chevron may be afforded profitable opportunities to drill in the Gulf of Mexico given its strong environmental safety record.

Applied Materials manufactures equipment used by the semiconductor industry to make smaller, faster computer chips. We believe that the increased adoption of mobile computing through smartphones and tablets will result in increased demand for Applied Materials products.

Exelon is the largest owner of nuclear-fueled electricity generation facilities in the U.S. Power prices declined meaningfully during the recession and have lagged the broader recovery in commodity prices as electricity demand has yet to fully recover. However, Exelon has the lowest-cost generation fleet in the country, boasts a 5.0% dividend yield, and is trading at an attractive valuation when compared with the replacement value of its generating stations.

We took advantage of the market recovery to eliminate positions in companies that had reached our valuation targets. These included our investments in Fortune Brands, KeyCorp, DuPont, Sunoco, and Newell Rubbermaid.

OUTLOOK

Although the S&P 500 has almost doubled since hitting its March 2009 bottom, valuations in most sectors still appear reasonable. We believe that earnings will continue to increase, albeit at a more modest pace, as companies deploy their stockpiles of cash by hiring additional staff and making capital investments to meet the growing demand from the recovering economy. We are currently finding the most opportunity in sectors that have lagged the recovery, including health care, financials, and utilities.

The risks we face this year are similar to those we encountered and managed to deal with during 2010— the possibility of increased government regulation, rising geopolitical tensions, greater-than-anticipated weakness in the real estate market, fallout from the U.S. deficit, and municipal budgetary shortfalls. Despite these potentially negative influences, we remain cautiously optimistic about the market performance this year. One thing remains apparent to us: We need continued economic growth in order to sustain the current rally. Despite the strong rebound in earnings, revenue growth has not been as robust. For revenue growth to accelerate, we will need increases in hiring and consumer spending.

Given strong market performance since the March 2009 bottom and current uncertainty about the future strength of the economic recovery, we believe that equity returns will be generated more by superior stock selection than by a broad, thematic approach to investing. We believe that this environment should be positive for your fund’s performance given T. Rowe Price’s in-house proprietary research and our fundamental style of investing. Our focus will continue to be on selecting stocks with valuation appeal, sound fundamentals, and reasonable balance sheet integrity. As always, we will concentrate our efforts on making sound investment decisions in our ongoing attempt to enhance shareholder value.

Respectfully submitted,

Mark S. Finn
Portfolio manager and chairman of the fund’s Investment Advisory Committee

January 18, 2011

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Value investors seek to invest in companies whose stock prices are low in relation to their real worth or future prospects. By identifying companies whose stocks are currently out of favor or misunderstood, value investors hope to realize significant appreciation as other investors recognize the stock’s intrinsic value and the price rises accordingly. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

GLOSSARY

Free cash flow: The excess cash a company is generating from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Lipper index: An index of mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS   For a share outstanding throughout each period

Investor Class

	Year Ended 12/31/10‡	12/31/09‡	12/31/08‡	12/31/07‡	12/31/06‡
NET ASSET VALUE					
Beginning of period	$ 20.48	$ 15.15	$ 25.87	$ 27.05	$ 23.38
Investment activities					
Net investment income	0.44[1]	0.30[1]	0.35[1]	0.48	0.32
Net realized and unrealized gain (loss)	2.82	5.33	(10.65)	(0.29)	4.30
Total from investment activities	3.26	5.63	(10.30)	0.19	4.62
Distributions					
Net investment income	(0.40)	(0.30)	(0.26)	(0.45)	(0.27)
Net realized gain	–	–	(0.16)	(0.92)	(0.68)
Total distributions	(0.40)	(0.30)	(0.42)	(1.37)	(0.95)
NET ASSET VALUE					
End of period	**$ 23.34**	**$ 20.48**	**$ 15.15**	**$ 25.87**	**$ 27.05**

Ratios/Supplemental Data

Total return[2]	**15.96%**[1]	**37.15%**[1]	**(39.76)%**[1]	**0.75%**	**19.75%**
Ratio of total expenses to average net assets	0.85%[1]	0.89%[1]	0.89%[1]	0.85%	0.87%
Ratio of net investment income to average net assets	2.06%[1]	1.72%[1]	1.60%[1]	1.69%	1.27%
Portfolio turnover rate	29.5%	20.2%	19.9%	18.8%	9.6%
Net assets, end of period (in millions)	$ 11,471	$ 8,458	$ 5,094	$ 6,611	$ 5,293

‡ Per share amounts calculated using average shares outstanding method.

(1) See Note 6. Excludes expenses in excess of 0.00%, 0.01% and 0.00% of average net assets for the years ended 12/31/10, 12/31/09 and 12/31/08, respectively, related to investments in T. Rowe Price mutual funds.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Advisor Class

	Year Ended 12/31/10[‡]	12/31/09[‡]	12/31/08[‡]	12/31/07[‡]	12/31/06[‡]
NET ASSET VALUE					
Beginning of period	$ 20.32	$ 15.05	$ 25.69	$ 26.87	$ 23.24
Investment activities					
Net investment income	0.39[(1)]	0.28[(1)]	0.31[(1)]	0.43	0.29
Net realized and unrealized gain (loss)	2.80	5.29	(10.56)	(0.29)	4.27
Total from investment activities	3.19	5.57	(10.25)	0.14	4.56
Distributions					
Net investment income	(0.40)	(0.30)	(0.23)	(0.40)	(0.25)
Net realized gain	–	–	(0.16)	(0.92)	(0.68)
Total distributions	(0.40)	(0.30)	(0.39)	(1.32)	(0.93)
NET ASSET VALUE					
End of period	$ 23.11	$ 20.32	$ 15.05	$ 25.69	$ 26.87

Ratios/Supplemental Data

Total return[(2)]	15.75%[(1)]	37.00%[(1)]	(39.85)%[(1)]	0.57%	19.61%
Ratio of total expenses to average net assets	1.04%[(1)]	1.03%[(1)]	1.02%[(1)]	1.02%	1.02%
Ratio of net investment income to average net assets	1.85%[(1)]	1.70%[(1)]	1.45%[(1)]	1.53%	1.13%
Portfolio turnover rate	29.5%	20.2%	19.9%	18.8%	9.6%
Net assets, end of period (in millions)	$ 334	$ 406	$ 887	$ 1,322	$ 1,134

‡ Per share amounts calculated using average shares outstanding method.

(1) See Note 6. Excludes expenses in excess of 0.00%, 0.01% and 0.00% of average net assets for the years ended 12/31/10, 12/31/09 and 12/31/08, respectively, related to investments in T. Rowe Price mutual funds.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 97.0%		
CONSUMER DISCRETIONARY 11.1%		
Automobiles 1.4%		
General Motors (1)	2,665,000	98,232
Harley-Davidson (2)	1,945,000	67,433
		165,665
Diversified Consumer Services 0.7%		
H&R Block (2)	6,800,000	80,988
		80,988
Hotels, Restaurants & Leisure 0.6%		
International Game Technology	4,370,000	77,305
		77,305
Media 5.8%		
Cablevision, Class A	3,470,000	117,425
Comcast, Class A	4,140,000	86,153
Discovery Communications, Class C (1)	3,575,000	131,167
Liberty Media Capital, Class A (1)	148,123	9,267
Liberty Media Starz, Class A (1)(2)	280,700	18,661
Madison Square Garden, Class A (1)	1,260,800	32,503
Time Warner	4,715,000	151,682
Time Warner Cable, Class A (2)	2,015,000	133,050
		679,908
Multiline Retail 1.0%		
Kohl's (1)	2,140,000	116,288
		116,288
Specialty Retail 1.6%		
Bed Bath & Beyond (1)(2)	1,230,000	60,455
Home Depot	1,790,000	62,757

ENERGY 16.6%

Energy Equipment & Services 2.3%

Baker Hughes	2,275,000	130,062
Schlumberger	1,790,000	149,465
		279,527

Oil, Gas & Consumable Fuels 14.3%

Alpha Natural Resources (1)	765,000	45,923
Chevron	2,925,000	266,906
ConocoPhillips (2)	710,000	48,351
CONSOL Energy	2,465,000	120,144
El Paso Corporation (2)	8,870,000	122,051
EQT	2,133,800	95,680
ExxonMobil	1,400,000	102,368
Hess	940,000	71,948
Murphy Oil	2,105,000	156,928
Nexen	5,910,000	135,339
Peabody Energy	1,980,000	126,680
Royal Dutch Shell, Class A, ADR (2)	2,339,300	156,218
Spectra Energy	6,953,800	173,775
Total, ADR (2)	1,195,000	63,909
		1,686,220
Total Energy		1,965,747

FINANCIALS 23.1%

Capital Markets 3.3%

Ameriprise Financial	455,000	26,185
Goldman Sachs	464,000	78,026
Lazard	2,995,000	118,273
Morgan Stanley	4,370,000	118,908
State Street (2)	1,035,000	47,962
		389,354

Commercial Banks 7.3%		
CIT Group (1)	2,305,000	108,566
Fifth Third Bancorp	1,014,500	14,893
First Horizon National (2)	8,087,670	95,273
PNC Financial Services Group	945,600	57,417
Regions Financial	15,220,000	106,540
SunTrust (2)	2,855,000	84,251
U.S. Bancorp	4,290,000	115,701
Wells Fargo	8,870,000	274,881
		857,522
Consumer Finance 1.7%		
American Express	2,470,000	106,012
SLM Corporation (1)	7,815,000	98,391
		204,403
Diversified Financial Services 6.2%		
Bank of America	11,239,500	149,935
Citigroup (1)	23,199,700	109,735
JPMorgan Chase	6,120,000	259,610
Moody's (2)	5,220,000	138,539
NYSE Euronext (2)	2,545,000	76,299
		734,118
Insurance 2.7%		
Aon	3,020,000	138,950
Marsh & McLennan	2,738,200	74,862
Principal Financial Group (2)	2,085,000	67,888
Willis Group Holdings	989,900	34,280
		315,980
Real Estate Investment Trusts (REITs) 1.2%		
Weyerhaeuser, REIT (2)	7,340,000	138,946
		138,946

Real Estate Management & Development 0.7%		
St. Joe (1)(2)	3,917,600	85,599
		85,599
Total Financials		2,725,922
HEALTH CARE 9.5%		
Biotechnology 0.8%		
Amgen (1)	1,815,000	99,644
		99,644
Health Care Equipment & Supplies 2.1%		
Covidien	3,700,000	168,942
Medtronic (2)	1,980,000	73,438
		242,380
Health Care Providers & Services 1.6%		
CIGNA	2,710,000	99,348
WellPoint (1)	1,565,000	88,986
		188,334
Pharmaceuticals 5.0%		
Johnson & Johnson	1,841,900	113,922
Merck	3,780,000	136,231
Pfizer	19,375,000	339,256
		589,409
Total Health Care		1,119,767
INDUSTRIALS & BUSINESS SERVICES 9.9%		
Aerospace & Defense 2.1%		
Boeing	435,000	28,388
Honeywell International (2)	2,250,000	119,610
Lockheed Martin (2)	535,000	37,402

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $10,430,713)	$ 12,157,665
Receivable for investment securities sold	42,474
Dividends and interest receivable	13,157
Receivable for shares sold	1,511
Other assets	177
Total assets	12,214,984
Liabilities	
Obligation to return securities lending collateral	356,268
Payable for investment securities purchased	42,703
Investment management fees payable	6,367
Payable for shares redeemed	2,213
Due to affiliates	1,554
Other liabilities	480
Total liabilities	409,585
NET ASSETS	$ 11,805,399
Net Assets Consist of:	
Undistributed net investment income	$ 19,745
Accumulated undistributed net realized loss	(1,096,250)
Net unrealized gain	1,726,942
Paid-in capital applicable to 505,936,713 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized	11,154,962
NET ASSETS	$ 11,805,399
NET ASSET VALUE PER SHARE	
Investor Class ($11,471,150,603 / 491,472,413 shares outstanding)	$ 23.34
Advisor Class ($334,248,167 / 14,464,300 shares outstanding)	$ 23.11

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Value Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective. The fund has two classes of shares: the Value Fund original share class, referred to in this report as the Investor Class, offered since September 30, 1994, and the Value Fund – Advisor Class (Advisor Class), offered since March 31, 2000. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $249,000 for the year ended December 31, 2010. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2010, the fund realized $53,915,000 of net gain on $141,840,000 of in-kind redemptions.

New Accounting Pronouncement On January 1, 2010, the fund adopted new accounting guidance that requires enhanced disclosures about fair value measurements in the financial statements. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes each class’s net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on December 31, 2010:

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended December 31, 2010, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of December 31, 2010, the fund held no derivative instruments.

Additionally, during the year ended December 31, 2010, the fund recognized $1,041,000 of loss on equity derivatives, included in realized gain (loss) on Futures on the accompanying Statement of Operations.

Counterparty risk related to exchange-traded derivatives, including futures and options contracts, is minimal because the exchange’s clearinghouse provides protection against defaults. Additionally, for exchange-traded derivatives, each broker, in its sole discretion, may change margin requirements applicable to the fund.

Futures Contracts The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract value (initial margin deposit); the margin deposit must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values, and potential losses in excess of the fund’s initial investment.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. On December 31, 2010, the value of loaned securities was $347,545,000 and cash collateral investments totaled $356,268,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $4,590,526,000 and $2,894,965,000, respectively, for the year ended December 31, 2010.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to redemptions in kind. For the year ended December 31, 2010, the following reclassifications were recorded to reflect tax character; there was no impact on results of operations or net assets:

Distributions during the years ended December 31, 2010 and December 31, 2009, totaled $199,554,000 and $131,461,000, respectively, and were characterized as ordinary income for tax purposes. At December 31, 2010, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. The fund’s unused capital loss carryforwards as of December 31, 2010, expire: $410,707,000 in fiscal 2016, $451,174,000 in fiscal 2017, and $94,952,000 in fiscal 2018. In accordance with federal income tax regulations applicable to investment companies, recognition of capital and/or currency losses on certain transactions realized between November 1 and the fund’s fiscal year-end is deferred for tax purposes until the subsequent year (post-October loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2010, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended December 31, 2010, expenses incurred pursuant to these service agreements were $100,000 for Price Associates; $818,000 for T. Rowe Price Services, Inc.; and $962,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2010, the fund was charged $450,000 for shareholder servicing costs related to the college savings plans, of which $363,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2010, approximately 2% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the year ended December 31, 2010, the fund was allocated $695,000 of Spectrum Funds’ expenses and $14,907,000 of Retirement Funds’ expenses. Of these amounts, $9,631,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2010, approximately 5% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 77% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain T. Rowe Price institutional funds (underlying institutional funds) as a means of gaining efficient and cost-effective exposure to certain markets. The underlying institutional funds are open-end management investment companies managed by Price Associates and/or T. Rowe Price International, Inc. (collectively, the Price managers) and are considered affiliates of the fund. Each underlying institutional fund pays an all-inclusive management and administrative fee to its Price manager. To ensure that the fund does not incur duplicate fees, each Price manager has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset the fees paid by the underlying institutional funds related to fund assets invested therein. Accordingly, the accompanying Statement of Operations includes management fees permanently waived pursuant to this agreement. Annual fee rates and amounts waived within the accompanying Statement of Operations related to shares of the underlying institutional funds for the year ended December 31, 2010, are as follows:

As of December 31, 2010, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 1,424,654 shares of the Investor Class, aggregating less than 1% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
T. Rowe Price Value Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Value Fund, Inc. (the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 17, 2011

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/10

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, $207,202,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $207,202,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International Ltd (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and
Year Elected*	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009); Director, Medtronic,
Inc. (1998 to 2007); Director, Mercantile Bankshares (1997 to 2007)

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, NLV
(1940)	Financial Corporation (2004 to 2005)
2005

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
2001	Vornado Real Estate Investment Trust (2004 to present); Director,
Mercantile Bankshares (2002 to 2007); Member, Advisory Board,
Deutsche Bank North America (2004 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1994

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008); Director, Georgia Pacific (2004 to 2005)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)

*Each independent director oversees 128 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[128]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Director and Chief Executive
Officer, T. Rowe Price International; Chief Executive Officer,
Chairman of the Board, Director, and President, T. Rowe Price Trust
Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[73]	Trust Company; Vice President, Value Fund

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Value Fund	Principal Occupation(s)

Peter J. Bates, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Ryan Burgess, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly intern, T. Rowe Price
(to 2006)

Ira W. Carnahan, CFA (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

Mark S. Finn, CFA, CPA (1963)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

David R. Giroux, CFA (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

John D. Linehan, CFA (1965)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Heather K. McPherson, CPA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.; Vice
President, Price Hong Kong, Price Singapore,
T. Rowe Price, T. Rowe Price Group, Inc.,
T. Rowe Price International, and T. Rowe Price
Retirement Plan Services, Inc.

Robert T. Quinn, Jr. (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Investment
Services, Inc.; Vice President and Assistant
Treasurer, T. Rowe Price Services, Inc.

Joshua K. Spencer, CFA (1973)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Walter P. Stuart III, CFA (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Eric L. Veiel, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Tamara P. Wiggs (1979)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly Vice President,
Institutional Equity Trading, Merrill Lynch & Co.,
Inc. (to 2007)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,417,000 and $1,879,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Value Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 17, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 17, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	February 17, 2011